Powering Growth, Delivering Value1 Investor Meetings l March 1, 2017 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value3 • Consolidated earned ROE more than 9.5% (weather-normalized) through 2016 • Annual dividend growth target of 5%, subject to declaration at Board of Director’s discretion • Strong credit ratings and balance sheet • Rate base growth of 6-7% (2015-2019); investing in a portfolio that is cost-effective and sustainable in a variety of future state scenarios Financial Strength • Arizona’s long-term growth fundamentals remain largely intact, including population growth, job growth and economic development Leverage to Economic Growth • Best safety performance among peers and top quartile ratings in Power Quality and Reliability • APS operates the Palo Verde Nuclear Generating Station, the largest nuclear plant in the United States • Disciplined cost management Operational Excellence VALUE PROPOSITION • At the forefront of utilities studying and deploying advanced infrastructure to enable reliable and cost-efficient integration of emerging technologies into the grid and with customers Developing Technology to Modernize the Grid • Working with Arizona Corporation Commission and key stakeholders to modernize rates Proactively Addressing Rate Design We are executing on our financial and operational objectives … … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future

Powering Growth, Delivering Value4 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.5 $8.3 $1.4 $1.8 2015 2016* 2017 2018 2019 APS Rate Base Growth Year-End ACC FERC Total Rate Base Projected Most Recent Rate Decisions ACC - Proposed FERC Rate Effective Date 7/1/2017 6/1/2016 Test Year Ended 12/31/20151 12/31/2015 Rate Base $6.8B $1.4B Equity Layer 56% 56% Allowed ROE 10.5% 10.75% 1 Adjusted to include post test-year plant in service through 6/30/2017 83% 17% Generation & Distribution Transmission *2016 rate base pending update following FERC Form 1 filing Rate base $ in billions, rounded

Powering Growth, Delivering Value5 $221 $219 $284 $214 $79 $237 $119 $8 $220 $195 $105 $61 $102 $4 $1 $127 $206 $137 $150 $388 $402 $406 $480 $87 $74 $72 $81 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,124 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in Four Corners Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in 2016 Form 10-K. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $994

Powering Growth, Delivering Value6 RESOURCE PLANNING Future resources need projected in excess of 3,500 MW by 2022 and over 5,400 MW by 2027 Gas Coal Nuclear RE + DE EE Composition of Energy Mix by Resource* 36% 14%18% 18% 14%2032 Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency *Data shown is based on the Updated 2017 Preliminary Integrated Resource Plan filed September 30, 2016. - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2017 2019 2021 2023 2025 2027 2029 2031 Existing Contracts Future Grid-Scale Generation Total Load Requirements MW Existing Owned Resources 2017-2032 Supply / Demand Gap 23% 27%26% 11% 13%2017

Powering Growth, Delivering Value7 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Above-average job growth in construction and financial services Metro Phoenix growth rate 3rd fastest among top 15 metro areas - U.S. Census Bureau March 2016 E Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels Nonresidential Net Absorption – Metro Phoenix (2) (1) - 1 2 3 4 5 '10 '11 '12 '13 '14 '15 '16 Millions Sq. Ft Office Retail

Powering Growth, Delivering Value8 THE GRID IS EVOLVING – DRIVING NEW INVESTMENTS IN TECHNOLOGY Drivers for Change – Traditional grid built for one-way flow – Technology advancements (storage, home energy management) – Changing customer needs and demands – Proliferation of distributed solar energy, which does not align with peak The Modern Grid – New technologies to enable two-way flow – Proactive vs. reactive operations and maintenance – Modern rate structure – New ways to interact with customer – Mobility for our field personnel – Smarter, more flexible real- time system operations – Support consumer products and services – Addresses cybersecurity APS Laying Foundation for the Future – Solar R&D initiatives • Solar Partner Program • Solar Innovation Study – Smart meters fully deployed – Investing in peaking capacity upgrades (Ocotillo) – Evaluating storage/customer-cited technology • Battery pilot investments • Microgrids – Software upgrades for distribution operations and customer service – Ensuring our people have the relevant skill sets • Grid stability, power quality and reliability remain the core of a sustainable electrical system • APS is at the forefront of utilities designing and planning for the next generation electric grid • New technology advances and changing customer needs are transforming the way we use the grid

Powering Growth, Delivering Value9 2016 APS RATE CASE Procedural Schedule Staff and Intervenor Direct Testimony (ex rate design) Staff and Intervenor Direct Testimony (Rate Design) APS Rebuttal Testimony Staff Resource Comparison Proxy (RCP) Direct Testimony Settlement Deadline APS and Intervener RCP Rebuttal Testimony Staff and Intervenor Surrebuttal Testimony Prehearing Conference Proposed Hearing Commencement Date December 28, 2016 February 3, 2017 March 3, 2017 March 10, 2017 March 17, 2017 March 31, 2017 April 14, 2017 April 20, 2017 April 24, 2017 • Filed June 1, 2016 • Propose new rates go into effect on July 1, 2017 • Docket Number: E-01345A-16-0036 • Additional details, including filing, can be found at http://www.azenergyfuture.com/rate-review/

Powering Growth, Delivering Value10 APPENDIX

Powering Growth, Delivering Value11 Terms to January 2019 Other State Officials ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) Tom Forese (R) Chairman Doug Little (R) ACC Executive Director – Ted Vogt RUCO Director – David Tenney Terms to January 2020 Bob Burns (R)* Andy Tobin (R) Boyd Dunn (R)

2017 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings				
Lost Fixed Cost Recovery **E-01345A-11-0224**	Jan 15			
Transmission Cost Adjustor **E-01345A-11-0224**		May 15		
2018 DSM/EE Implementation Plan		Jun 1		
2018 RES Implementation Plan for Reset of Renewable Energy Adjustor			Jul 1	
APS Rate Case E-01345A-16-0036	*--------------- See Slide 9 ---------------*			
Resource Planning and Procurement E-00000V-15-0094		April 3: Final IRP due		
Reducing System Peak Demand Costs E-00000J-16-0257	*--------------- TBD ---------------*			
Review, Modernization and Expansion of Arizona Renewable Energy Standards E-00000Q-16-0289	*--------------- TBD ---------------*			
ACC Open Meetings	*ACC Open Meetings Held Monthly*			

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 9 – End of Q2			

* April 2017: Final IRP due

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Powering Growth, Delivering Value13 ARIZONA ELECTRIC UTILITIES GENERAL RATE CASES UNS Electric (93,000 customers) Docket # E-04204A-15-0142 Application Filed May 5, 2015 Hearing (Mar 1 – 24, 2016) Phase One Decision (Decision No. 75697, Aug 18, 2016) UNSE Customer Education Plan on Rates : Filed Sep 30, 2016 Final Non-DG Rates Approved: Feb 8, 2017 Phase Two (Net Metering Issues) Testimony: Mar – Jun 2017 Phase Two Hearing: Begins June 28, 2017 Phase Two Decision: Expected Oct 2017 Tucson Electric Power Company (415,000 customers) Docket # E-01933A-15-0322 Application Filed Nov 5, 2015 Non-unanimous Revenue Requirement Settlement Filed (Aug 15, 2016) Hearing (Sep 8 – 20, 2016) Phase One Decision: Feb 9, 2017 Phase Two (Net Metering Issues) Testimony: Mar – Jun 2017 Phase Two Hearing : Begins Jun 28, 2017 Phase Two Decision: Expected Oct 2017 Sulphur Springs Valley Electric Cooperative (58,000 customers) Docket # E-01575A-15-0312 Application Filed Aug 31, 2015 Hearing (May 17 – 27 , 2016) Decision in Phase One (Decision No. 75788, Nov 11, 2016) Phase Two (Net Metering Issues) Testimony: Apr – Jun 2017 Phase Two Hearing: Begins Jul 20, 2017 Phase Two Decision: Expected Nov 2017 Trico Electric Cooperative (38,000 customers) Docket # E-01461A-15-0363 Application Filed Oct 23, 2015 Non-unanimous Revenue Requirement Settlement (Jul 8, 2016) Hearing (Aug 17, 2016) Decision: Feb 9, 2017 No Phase Two Proceeding Necessary

Powering Growth, Delivering Value14 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $772 $828 $150 $124 $137 $103 $96 $83 2011 2012 2013 2014 2015 2016 PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustment mechanisms. ($ Millions)

Powering Growth, Delivering Value15 DIVIDEND GROWTH Pinnacle West’s indicated annual dividend is $2.62 per share; targeting ~5% annual dividend growth $2.10 $2.18 $2.27 $2.38 $2.50 $2.62 2011 2012 2013 2014 2015 2016 2017 2018 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End Projected Future dividends subject to declaration at Board of Directors’ discretion.

Powering Growth, Delivering Value16 Credit Ratings • A- rating or better at S&P, Moody’s and Fitch 2016 Major Financing Activities • $100 million 3-year term loan closed April 2016 • $350 million 30-year 3.75% APS senior unsecured notes issued May 2016 • $250 million 10-year 2.55% APS senior unsecured notes issued September 2016 2017 Major Financing Activities • Currently expect up to $850 million of long-term debt, including refinance of $125 million PNW term loan We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

FINANCIAL OUTLOOK

Key Factors & Assumptions as of February 24, 2017

Gross Margin – Customer Growth and Weather (2017-2019)

Assumption	Impact
Retail customer growth	• Projected to average in the range of about 2-3% • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2012 Retail Rate Settlement

Assumption	Impact
AZ Sun Program	• Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures
Power Supply Adjustor (PSA)	• 100% recovery as of July 1, 2012
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned.
Four Corners Acquisition	• Four Corners rate increase effective January 1, 2015

Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter)

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APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers



NAVAJO
FOUR CORNERS
2017
Flagstaff
BAGDAD
TBD
CHOLLA
CORONADO
MORGAN
SUN VALLEY
2018
DELANEY
WEST WING
PINNACLE PEAK
MAZATZAL
2018
LIBERTY
Phoenix
RUDD
OCOTILLO
2018
KYRENE
PALO VERDE-HASSAYAMPA
REDHAWK
JOJOBA
KNOX
SUNDANCE
DESERT BASIN
TBD
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2017 (115 kV and above)
  - 52 miles of new lines
  - 5 bulk transformer additions
- Also includes:
  - Morgan-Sun Valley 500kV (2018)
  - North Gila-Orchard 230kV (2021)
- 2 of 3 Projects to deliver renewable energy approved by ACC have been completed
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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Powering Growth, Delivering Value19 RESIDENTIAL VS. UTILITY-SCALE SOLAR Performance at system peak On June 19th, APS customers hit “peak demand” for 2016 using more than 7,400 MW of electricity • Noon: Customer demand still increasing; rooftop solar peaks and begins to decline • 5:30PM: Customer demand peaks; rooftop solar producing at 28% of total capacity • 7:30PM: Rooftop output at zero, but demand still above 6,900 MW of power • Solar panels at 8 of the AZ Sun plants rotate to track the sun, achieving highest production earlier in the day and maintaining it later • At peak demand, utility-scale solar producing at 72% of total capacity Residential Rooftop Solar AZ Sun Utility-Scale Solar 235 80 0 6,093 7,445 6,908 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending 123 7445 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending AZ Sun System Load Residential Rooftop System Load

Powering Growth, Delivering Value20 ROOFTOP SOLAR CUSTOMERS USE THE GRID 24 HOURS PER DAY TYPICAL GRID INTERACTION FOR ROOFTOP SOLAR • Customers with rooftop solar systems do not pay for all of the electric services they use • These unpaid costs are then paid by other customers (through higher rates) that can’t have or don’t want solar • This issue will only get bigger over time

Powering Growth, Delivering Value21 249 357 339 442 610 710 641 783 871 939 523 836 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of January 31, 2017 approximately 55,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 420 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 12 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions

Powering Growth, Delivering Value22 RENEWABLE RESOURCES APS is a leader in solar Aragonne Mesa Wind 90 MW Snowflake Biomass 14 MW Glendale Landfill Biogas 2.8 MW Salton Sea Geothermal 10 MW • Solar* 1,121 MW • Wind 289 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW APS currently has 1,440 MW of renewable resources: Owned solar includes 170 MW AZ Sun Program, 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; Distributed Generation (DG) includes 25 MW of APS owned. PPA is primarily 250 MW Solana Concentrated Solar Facility. PPA 310 MW DG 597 MW Owned 214 MW * As of February 10, 2017 – with additional 40 MW under development APS Solar Portfolio* Yuma Foothills Solar 35 MW

ENVIRONMENTAL PLAN

Regional Haze compliance is the biggest driver of environmental spend over the next few years

	Regional Haze / BART (SCR)	Mercury and Other Hazardous Air Pollutants (ACI + Baghouse)	Coal Combustion Residuals	Cooling Water Intake Structures – CWA 316(b)
EPA Ruling	Announced in 1999, with site-specific requirements announced more recently	MATS compliance by April 2015, with potential for one-year extension	Announced on December 19, 2014 (Subtitle D)	Announced in May 2014
Four Corners Units 4 & 5	Approximately $400M for SCRs in 2016-2018 (does not include CAPEX related to 4CA 7% interest)	$0	APS estimates its share of incremental costs to comply with the CCR rule for Four Corners is approximately $15 million, and its share of incremental costs for Cholla is in the range of $5 million to $40 million. APS expects to incur certain of these costs during 2016-2018 timeframe.	Immaterial
Cholla Unit 3	*On September 11, 2014, APS announced a proposal to close Unit 2 by April 2016 and stop burning coal at the other APS-owned units (1 and 3) by the mid-2020's. If EPA does not approve the plan, SCR for Unit 3 would cost approximately $100 million.*[1]	$8M		$0
Navajo Plant Units 1-3	Up to ~$200M for SCRs and baghouses *On July 28, 2014, EPA issued the final BART rule incorporating the better-than-BART alternative proposed by SRP and others*	Approximately $1 million	Approximately $1 million	To be determined

[1] On June 30, 2016, EPA issued a proposed rule that incorporates APS's compromise approach for compliance. EPA signed the final rule approving the proposal on January 13, 2017. Under the terms of an executive memorandum issued on January 20, 2017, this final rule will not be published in the Federal Register until after it has been reviewed by an appointee of the President. Once the final rule is published in the Federal Register, parties have 60 days to file a petition for review in the Ninth Circuit Court of Appeals.

Clean Power Plan: On August 3, 2015, EPA issued its final rules to reduce carbon dioxide emissions from fossil fuel-fired power plants including those on Tribal lands. APS is reviewing the rules, while working closely with other utilities, the Arizona Department of Environmental Quality, the ACC, tribal officials and other impacted stakeholders to determine how best to proceed. On February 9, 2016, the U.S. Supreme Court granted a stay of the Clean Power Plan pending judicial review, which temporarily delays compliance obligations. In addition, the Trump administration has expressed intent to eliminate the CPP. Because formal action to that effect has not yet been proposed, it is unclear how or if elimination of the CPP will occur.

Note: Dollars shown at ownership. Estimates as of December 31, 2016.

- Cholla: Unit 1 is not BART-eligible; Unit 2 retired on October 1, 2015; Unit 4 is owned by PacifiCorp.
- SO_2 NAAQS and greenhouse gas-related costs will be determined based upon EPA rule makings, with no spend occurring before 2016.
- ACI = Activated Carbon Injection; NAAQS = National Ambient Air Quality Standard; SCR = Selective Catalytic Reduction control technology

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COAL FLEET STRATEGY

APS's proactive approach to reducing emissions leads to coal's expected share of the energy mix being reduced to 14%


Percent of Portfolio MWh
23%
27%
26%
11%
13%
36%
14%
18%
18%
14%
2017
2032
Gas
Coal
Nuclear
RE + DE
EE

Emissions

- 820 MW of coal has been retired including 560 MW at Four Corners Units 1-3 in 2013 and 260 MW at Cholla Unit 2 as of October 1, 2015.
- **Four Corners:** 2013 transaction to purchase Southern California Edison's ownership in Units 4 and 5 and closure of units 1, 2 & 3 leads to expected reductions of emissions; particulates are expected to decline by 43%, NOx by 36%, CO2 by 30%, mercury by 61% and SO2 by 24%.
- **Cholla Power Plant**: Closure of Unit 2 as of October 1, 2015 will reduce mercury emissions by 51%, particulates by 34%, NOx by 32%, and CO2 and SO2 by 23% each. We also announced plans to work with the U.S. EPA to stop burning coal at our remaining Cholla units by the mid-2020s
- **Navajo Generating Station:** Plan proposed by a group of stakeholders, including SRP, the operating agent, was approved by the EPA in 2014. The plan will achieve even greater NOx emission reductions than the EPA's proposal
- Participated in Carbon Disclosure Project since 2006

Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency

Data shown is based on the Updated 2017 Preliminary Integrated Resource Plan filed September 30, 2016.

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Powering Growth, Delivering Value25 WATER STRATEGY APS, and Palo Verde in particular, has provided national and international leadership on the use of reclaimed water for power generation 68% 17% 15%Reclaimed Water Groundwater Surface Water APS 2015 Fleet Water Use By Source Type Vision: APS continues to strive for sustainable and cost-effective water supplies for energy production for APS customers. Mission: To execute a strategic water resource management program that provides APS timely and reliable information to manage our water resources portfolio efficiently and effectively, and helps ensure long-term water supplies and water contingency plans for each of our facilities, even in times of extended drought. • Each APS power plant has a unique water strategy, developed to promote efficient and sustainable use of water. Water Usage and Intensity: Goal is to maximize use of renewable water resources and minimize use of non-renewable resources. Our 2016 initiatives include: • Reducing consumption of non-renewable water resources by 8% over 2014 levels, and • Reducing water intensity company-wide by 20 percent over 2014 levels Palo Verde Nuclear Generating Station: The only nuclear plant in the world that does not sit on a large body of water. Instead, it uses treated effluent, or wastewater, from several area municipalities, recycling approximately 20 billion gallons of wastewater each year

GENERATION PORTFOLIO*

	Plant	Location	No. of Units	Dispatch	COD	Ownership Interest[1]	Net Capacity (MW)
NUCLEAR 1,146 MW	Palo Verde	Wintersburg, AZ	3	Base	1986-1989	29.1%	1,146
COAL 1,672 MW	Cholla	Joseph City, AZ	2	Base	1962-1980	100	387
	Four Corners	Farmington, NM	2	Base	1969-1970	63	970
	Navajo	Page, AZ	3	Base	1974-1976	14	315
GAS - COMBINED CYCLE 1,871 MW	Redhawk	Arlington, AZ	2	Intermediate	2002	100	984
	West Phoenix	Phoenix, AZ	5	Intermediate	1976-2003	100	887
GAS - STEAM TURBINE 220 MW	Ocotillo	Tempe, AZ	2	Peaking	1960	100	220
GAS / OIL COMBUSTION TURBINE 1,088 MW	Sundance	Casa Grande, AZ	10	Peaking	2002	100	420
	Yucca	Yuma, AZ	6	Peaking	1971-2008	100	243
	Saguaro	Red Rock, AZ	3	Peaking	1972-2002	100	189
	West Phoenix	Phoenix, AZ	2	Peaking	1972-1973	100	110
	Ocotillo	Tempe, AZ	2	Peaking	1972-1973	100	110
	Douglas	Douglas, AZ	1	Peaking	1972	100	16
SOLAR 239 MW	Hyder & Hyder II	Hyder, AZ	-	As Available	2011-2013	100	30
	Paloma	Gila Bend, AZ	-	As Available	2011	100	17
	Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
	Chino Valley	Chino Valley, AZ	-	As Available	2012	100	19
	Foothills	Yuma, AZ	-	As Available	2013	100	35
	Distributed Energy	Multiple AZ Facilities	-	As Available	Various	100	25
	Gila Bend	Gila Bend, AZ	-	As Available	2015	100	32
	Luke Air Force Base	Glendale, AZ	-	As Available	2015	100	10
	Desert Star	Buckeye, AZ	-	As Available	2015	100	10
	Red Rock	Red Rock, AZ	-	As Available	2016	100	40
	Various	Multiple AZ Facilities	-	As Available	1996-2006	100	4
	Total Generation Capacity						6,236 MW

* As disclosed in 2016 Form 10-K. [1] Includes leased generation plants

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PURCHASED POWER CONTRACTS*

	Contract	Location	Owner/ Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,639 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Mar-2006	2007	10	514
	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
	CC Tolling	Arlington, AZ	Arlington Valley	IO	Dec-2016	2020	6	565
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
	Total Contracted Capacity							2,833 MW

* As disclosed in 2016 Form 10-K. [1] UD = Under Development; UC = Under Construction; IO = In Operation

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Powering Growth, Delivering Value28 INVESTOR RELATIONS CONTACTS Paul J. Mountain, CFA General Manager, Investor Relations & Audit Services (602) 250-4952 paul.mountain@pinnaclewest.com Ted Geisler Director, Investor Relations (602) 250-3200 ted.geisler@pinnaclewest.com Chalese Haraldsen (602) 250-5643 chalese.haraldsen@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com